                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                         DATE OF REPORT: APRIL 13, 2000

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                       HUNTINGTON BANCSHARES INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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   Maryland                       0-2525                      31-0724920
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(STATE OR OTHER            (COMMISSION FILE NO.)             (IRS EMPLOYER
JURISDICTION OF                                          IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)
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                                Huntington Center
                              41 South High Street
                              Columbus, Ohio 43287
                                 (614) 480-8300
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


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ITEM  5.  OTHER EVENTS.

         On April 13, 2000, Huntington Bancshares Incorporated ("Huntington") issued a news release announcing its earnings for the first quarter and three months ended March 31, 2000. The information contained in the news release, which is attached as an exhibit to this report, is incorporated herein by reference.

         The information contained or incorporated by reference in this Current Report on Form 8-K may contain forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors, including: changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of business strategies; the successful integration of acquired businesses; the nature, extent, and timing of governmental actions and reforms; the risks of Year 2000 disruption; and extended disruption of vital infrastructure.


ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         Exhibit 99 --     News release of Huntington Bancshares Incorporated,
                           dated April 13, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HUNTINGTON BANCSHARES INCORPORATED


Date: April 21, 2000                 By: /s/ Anne Creek
                                        ----------------------------------------
                                        Anne Creek, Executive Vice President and
                                        Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                    Description

         99 * News release of Huntington Bancshares Incorporated issued on April 13, 2000.


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* Filed with this report.